UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023

VARONIS SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36324	57-1222280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Broadway, 28th Floor New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

(877) 292-8767
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRNS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

Varonis Systems, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on June 5, 2023. Set forth below are the voting results of the four proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 21, 2023 (the “Proxy Statement”).

PROPOSAL NO. 1 To elect the four nominees for director named below to the Board of Directors to hold office until the 2026 Annual Meeting of Stockholders

	For	Withheld	Broker Non-Votes
Yakov Faitelson	83,368,979	5,443,861	5,110,479
Avrohom J. Kess	84,734,767	4,078,073	5,110,479
Ohad Korkus	82,353,912	6,458,928	5,110,479
Thomas Mendoza	82,075,413	6,737,427	5,110,479

PROPOSAL NO. 2 Advisory vote to approve the Company’s executive compensation, as disclosed in the Proxy Statement

For	Against	Abstain	Broker Non-Votes
83,318,323	4,944,173	550,344	5,110,479

PROPOSAL NO. 3 To ratify the appointment by the Audit Committee of the Board of Directors of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global Limited, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023

For	Against	Abstain	Broker Non-Votes
92,986,997	395,351	540,971	-

PROPOSAL NO. 4 To approve the Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
84,170,523	4,129,718	512,599	5,110,479

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.	VARONIS SYSTEMS, INC

Dated: June 7, 2023	By:	/s/ Guy Melamed
Name: Guy Melamed
Title: Chief Financial Officer and Chief Operating Officer